UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K/A

Amendment No. 2

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2005

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iCURIE, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-64840 (Commission File Number)	91-2015441 (I.R.S. Employer Identification No.)

1395 Brickell Avenue, Suite 800 Miami, FL 33131 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (305) 529-6290

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

This Amendment No. 2 to iCurie, Inc.’s Form 8-K dated July 8, 2005 (as amended by Amendment No. 1 thereto, the “Original 8-K”) is being filed solely to amend exhibits 99.2 and 99.3 to the Original 8-K, which contained certain financial statements and related information regarding iCurie Lab Holdings Limited and iCurie Lab, Inc. Capitalized terms used but not defined herein have the meanings given to such terms in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

(i)  Consolidated Financial Statements of iCurie Lab Holdings Limited for the year ended December 31, 2004 with independent auditors report (including Balance Sheets, Statement of Operations, Statement of Cash Flows, Statement of changes in Shareholders’ Equity, and Notes to Financial Statements) (filed as Exhibit 99.2 hereto and incorporated herein by reference).

(ii)  Financial Statements of iCurie Lab, Inc. for the year ended December 31, 2003 with independent auditors report (including Balance Sheets, Statement of Operations, Statement of Cash Flows, Statement of changes in Shareholders’ Equity, and Notes to Financial Statements) (filed as Exhibit 99.3 hereto and incorporated herein by reference).

(b)	Pro Forma Financial Information.

(c)	Exhibits.

99.1 Information Regarding Financial Targets

99.2 Consolidated Financial Statements for iCurie Lab Holdings Limited for the year ended December 31, 2004 with independent auditors report (including Balance Sheets, Statement of Operations, Statement of Cash Flows, Statement of changes in Shareholders’ Equity, and Notes regarding Financial Review).

99.3 Financial Statements for iCurie Lab, Inc. for the year ended December 31, 2003 with independent auditors report (including Balance Sheets, Statement of Operations, Statement of Cash Flows, Statement of changes in Shareholders’ Equity, and Notes regarding Financial Review).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2006	iCURIE, INC.

	By:	/s/ Michael Karpheden
Name: Michael Karpheden Its: Chief Financial Officer

EXHIBIT INDEX

99.2 Consolidated Financial Statements for iCurie Lab Holdings Limited for the year ended December 31, 2004 with independent auditors report (including Balance Sheets, Statement of Operations, Statement of Cash Flows, Statement of changes in Shareholders’ Equity, and Notes regarding Financial Review).

99.3 Financial Statements for iCurie Lab, Inc. for the year ended December 31, 2003 with independent auditors report (including Balance Sheets, Statement of Operations, Statement of Cash Flows, Statement of changes in Shareholders’ Equity, and Notes regarding Financial Review).